                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2006

                                  Syntel, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

                 0-22903                                   38-2312018
        (Commission File Number)               (IRS Employer Identification No.)

         525 E. Big Beaver Road,
        Suite 300, Troy, Michigan                            48083
(Address of Principal Executive Offices)                   (Zip Code)

                                 (248) 619-2800
              (Registrant's Telephone Number, Including Area Code)

      ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective July 1, 2006, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Syntel, Inc. (the "Company") granted restricted stock awards under the Company's Amended and Restated Stock Option and Incentive Plan (the "Incentive Plan"). The Plan was approved by the Company's shareholders on June 1, 2006. The Committee also approved performance measures for the restricted stock awards. The awards vest in equal installments over five years based upon the achievement of the performance measures each year. The performance measures for the restricted stock awards are based in part upon annual earnings per share targets and in part upon five-year (2006-2010) earnings per share targets. The portion of the award based upon annual earnings per share targets will lapse if the annual target is not met. The portion of the award based upon five-year earnings per share targets rolls over each year if the five year earning per share target for the year is not met. The deferred award will vest based on achievement of a target earning per share before 2012, and will lapse if the target is not met at the end of that period.

On February 19, 2006, the Committee approved 2006 base salaries for the following executive officers of the Company's (collectively, the "Named Executive Officers"), as follows:

      Name        Base Salary
      ----        -----------
Bharat Desai        $300,000
Daniel M. Moore     $215,000
Keshav Murugesh     $169,626
Vinod Swami         $160,000

On February 19, 2006, the Committee also approved the 2006 annual performance incentive program for the Named Executive Officers pursuant to the Company's Leadership Compensation Plan. The 2006 annual performance incentive bonuses are based upon the achievement of one or more of the following: qualitative factors such as leadership, teamwork, strategic initiatives, and value creation; revenue targets; and earnings per share targets. Revenue targets are tailored to the executive officer's responsibilities and are based on revenue for the Company as a whole and/or revenue related to certain specified accounts. Under this plan each executive officer is assigned a target bonus amount based upon the level of job responsibility, individual performance, and published compensation data for comparable companies. The tentative bonus payable will be a percentage of the executive officer's target bonus amount based upon the extent to which the applicable revenue and earnings per share targets and/or the qualitative factors are achieved.

On June 13, 2005, the Board approved the annual compensation package, which has not been modified for 2006, for directors of the Company. Directors who are not employees of the Company are paid a $25,000 annual retainer as well as $2,500 for attending in person each meeting of the Board and committees held in the United States and $7,500 for attending in person an informational meeting of the collective board members held in India. The chairperson of the Audit Committee of the Board receives an additional annual retainer of $10,000 and all other committee chairpersons receive an additional annual retainer of $5,000. Upon being elected at an annual shareholder meeting, each non-employee director also receives, under the Incentive Plan, shares of restricted stock valued at $55,000. The number of shares issued to each such director is determined by dividing $55,000 by the closing price of the Company's common stock on the day of the annual shareholder meeting. These restricted shares vest on the one year anniversary of their issuance. Each new director is also entitled to receive a share of restricted stock for each share of Company stock purchased within 60 days of the first time they are appointed or elected to the Board, up to a maximum of 5,000 shares. One-third of these restricted shares vest on each of the first three anniversaries of the close of the 60-day period following the director's appointment or election, provided the director has retained all the shares purchased as part of the plan.

As disclosed in the Company's Proxy Statement dated May 8, 2006, on February 7, 2006, the Committee approved 2005 cash performance incentive bonus awards to the Named Executive Officers, as follows:

      Name        Bonus Amount
      ----        ------------
Bharat Desai        $    -0-
Daniel M. Moore     $138,750
Keshav Murugesh     $218,588
Vinod Swami         $225,000

The 2005 performance incentive bonus awards were based upon the achievement of specified individual and corporate goals for 2005, as well as a review of personal performance. With regard to corporate goals for the 2005 bonuses, the Committee evaluated the Company's financial performance with regard to earnings per share and total revenue and the extent to which its strategic and business goals were met. With regard to personal performance for the 2005 bonuses, the Committee evaluated a set of subjective personal targets unique to each executive officer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit
 Number   Description
-------   -----------
10.1      Form of Annual Performance Award under the Leadership Compensation
          Plan.

10.2      Employment Agreement, dated October 18, 2001, between the Company and
          Bharat Desai.

10.3      Employment Agreement, dated October 18, 2001, between the Company and
          Daniel M. Moore.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Syntel, Inc.
                                        (Registrant)


Date July 7, 2006                       By /s/ Bharat Desai
                                           -------------------------------------
                                           Bharat Desai,
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
10.1      Form of Annual Performance Award under the Leadership Compensation
          Plan.

10.2      Employment Agreement, dated October 18, 2001, between the Company and
          Bharat Desai.

10.3      Employment Agreement, dated October 18, 2001, between the Company and
          Daniel M. Moore.
